UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 4, 2011

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

0-16195	25-1214948
(Commission File Number)	(IRS Employer Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania	16056
(Address of Principal Executive Offices)	(Zip Code)

(724) 352-4455

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation

The Company’s Board of Directors (the “Board”) approved certain amendments to the Company’s Amended and Restated Articles of Incorporation (as amended through November 8, 2004) (the “Articles”), subject to shareholder approval at the Company’s 2011 annual meeting of shareholders.

On November 4, 2011, the Company held its 2011 annual meeting of shareholders (the “Annual Meeting”), at which the shareholders of the Company approved, among other things, the Board’s proposal to amend and restate the Articles to do the following:

•	increase the number of shares of common stock that are authorized for issuance under the Articles from 100,000,000 to 300,000,000 shares,

•	adopt majority voting of directors and eliminate cumulative voting in the election of directors in order to effect majority voting; and

•	amend the business purpose clause of the Articles to reflect a change in the governing statute under Pennsylvania law.

Each of the amendments is more fully described in the Company’s proxy statement dated September 23, 2011. The Amended and Restated Articles of Incorporation (as amended through November 7, 2011), as approved by the Company’s shareholders at the Annual Meeting (the “Amended and Restated Articles”), were filed with the Department of State of the Commonwealth of Pennsylvania and became effective November 7, 2011.

The preceding description is qualified in its entirety by reference to the Amended and Restated Articles, a copy of which are attached hereto as Exhibit 3.1 and are incorporated herein by reference. Additionally, a copy of the Amended and Restated Articles, marked to show changes to the former Articles, is also included as Exhibit 3.1.1 attached hereto.

Amendment to By-Laws

The Board approved certain amendments to the Company’s By-Laws (as amended August 15, 2009) (the “By-Laws”) to conform the By-Laws to the Board-approved amendments to the Articles described above, subject to shareholder approval of the proposed amendments to the Articles and the filing of the Articles with the Department of State of the Commonwealth of Pennsylvania, and to make certain other changes. More specifically, the By-Laws were amended to:

•	adopt a majority voting standard for uncontested director elections, including a resignation policy;

•	to clarify the procedures by which shareholders may nominate persons for election to the Board and/or propose other business to be considered by shareholders at future annual meetings;

•	to make other procedural and administrative changes and clarifications.

The amendments to the By-Laws did not require shareholder approval. Having received shareholder approval of the Amended and Restated Articles at the Annual Meeting, the By-Laws were amended and restated, effective November 7, 2011 (the “Amended and Restated Bylaws”).

The preceding description is qualified in its entirety by reference to the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference. Additionally, a copy of the Amended and Restated By-Laws, marked to show changes to the former By-Laws, is also included as Exhibit 3.2.1 attached hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

As described in Item 5.03 above, the Company held its Annual Meeting on November 4, 2011. As of the record date of September 2, 2011, there were 62,616,486 shares of common stock outstanding and entitled to vote at the meeting. A total of 60,777,996 shares were present in person or by proxy at the annual meeting of shareholders.

At the Annual Meeting, the shareholders elected Carl J. Johnson, Thomas E. Mistler and Joseph J. Corasanti as Class Three Directors, to serve until the Company’s 2014 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Carl J. Johnson

For	Withheld	Broker Non-Votes
29,877,317	19,908,449	10,992,230

Thomas E. Mistler

For	Withheld	Broker Non-Votes
48,400,206	1,385,560	10,992,230

Joseph J. Corasanti

For	Withheld	Broker Non-Votes
46,796,057	2,989,709	10,992,230

At the Annual Meeting, the shareholders elected Howard H. Xia as a Class One Directors, to serve until the Company’s 2012 annual meeting of shareholders or until his respective successor is duly elected and qualified (“Proposal 2”). Proposal 2 received the following votes:

For	Withheld	Broker Non-Vote
48,627,393	1,158,373	10,992,230

At the Annual Meeting, the shareholders approved an amendment to the Articles to increase the number of shares of common stock that are authorized for issuance under the Articles from 100,000,000 to 300,000,000 shares (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
40,127,134	20,519,999	130,863	—

At the Annual Meeting, the shareholders approved an amendment to the Articles for the adoption of majority voting of directors and the related elimination of cumulative voting in the election of directors in order to effect majority voting (“Proposal 4”). Proposal 4 received the following votes:

For	Against	Abstain	Broker Non-Votes
48,273,799	1,458,458	53,509	10,992,230

At the Annual Meeting, the shareholders approved an amendment to the Articles to amend the business purpose clause to reflect a change in the governing statute under Pennsylvania law (“Proposal 5”). Proposal 5 received the following votes:

For	Against	Abstain	Broker Non-Votes
60,646,066	60,204	71,726	—

At the Annual Meeting, the shareholders approved (on an advisory basis) the Company’s executive compensation (“Proposal 6”). Proposal 6 received the following votes:

For	Against	Abstain	Broker Non-Votes
39,157,430	10,572,014	56,322	10,992,230

At the Annual Meeting, the shareholders approved (on an advisory basis) the “One Year” option as the frequency for future shareholder advisory votes on the Company’s executive compensation (“Proposal 7”). Proposal 7 received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
44,393,631	291,729	5,054,333	46,073	10,992,230

In light of the shareholder vote on Proposal 7 as reported above, the Board has determined that the Company will include a non-binding, advisory vote in its proxy materials for its annual meeting of shareholders to approve the compensation of its named executive officers as disclosed in such proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

At the Annual Meeting, the shareholders ratified the Audit Committee’s selection of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ended June 30, 2012 (“Proposal 8”). Proposal 8 received the following votes:

For	Against	Abstain	Broker Non-Votes
59,044,676	1,692,225	41,095	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1.	II-VI Incorporated Amended and Restated Articles of Incorporation (As amended through November 7, 2011).

Exhibit 3.1.1.	II-VI Incorporated Amended and Restated Articles of Incorporation (As amended through November 7, 2011) (marked to show changes to former Articles).

Exhibit 3.2.	II-VI Incorporated Amended and Restated By-Laws (effective November 7, 2011).

Exhibit 3.2.1.	II-VI Incorporated Amended and Restated By-Laws (effective November 7, 2011) (marked to show changes to former By-Laws).

Exhibit 99.1.	Press release dated November 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED
(Registrant)

Date: November 8, 2011	By:	/s/ Francis J. Kramer
Francis J. Kramer
President and Chief Executive Officer

Date: November 8, 2011	By:	/s/ Craig A. Creaturo
Craig A. Creaturo
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1.	II-VI Incorporated Amended and Restated Articles of Incorporation (As amended through November 7, 2011).

Exhibit 3.1.1.	II-VI Incorporated Amended and Restated Articles of Incorporation (As amended through November 7, 2011) (marked to show changes to former Articles).

Exhibit 3.2.	II-VI Incorporated Amended and Restated By-Laws (effective November 7, 2011).

Exhibit 3.2.1.	II-VI Incorporated Amended and Restated By-Laws (effective November 7, 2011) (marked to show changes to former By-Laws).

Exhibit 99.1.	Press release dated November 8, 2011.